CONTEXT MACRO OPPORTUNITIES FUND (the “Fund”)

Supplement dated June 22, 2015 to the Prospectus dated May 1, 2015, as supplemented May 18, 2015 and May 29, 2015

The following subsection, entitled “Manager-of-Managers Structure,” is hereby inserted directly above the sub-section entitled “Temporary Defensive Position” under the section entitled “Additional Information Regarding Principal Investment Strategies” on page 12 of the Prospectus:

Manager of Managers Structure

The Fund’s Board has approved a “manager of managers” structure that permits the Adviser to appoint and replace subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”).

The Fund’s ability to implement the Manager of Managers Structure is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new subadviser within 90 days of the hiring of the new subadviser. In the future, the Adviser may propose to appoint or replace one or more subadvisers subject to Board approval and applicable shareholder notice requirements.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager of Managers Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to recommend the hiring and replacement of subadvisers. The Manager of Managers Structure provides the Adviser with the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets for management among the subadvisers and itself. The Manager of Managers Structure does not permit investment management fees paid by the Fund to be increased without shareholder approval or change the Adviser’s responsibilities to the Fund including the Adviser’s responsibility for all advisory services furnished by a subadviser.

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For more information, please contact a Fund customer service representative toll free at 855-612-2257.

PLEASE RETAIN FOR FUTURE REFERENCE.

256-PSA-0615